UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2018

Par Pacific Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Town & Country Lane, Suite 1500 Houston, Texas		77024
(Address of principal executive offices)		(Zip Code)

(281) 899-4800

(Registrant’s telephone number, including area code)

800 Gessner Road, Suite 875

Houston, Texas

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On August 29, 2018 (the “Execution Date”), Par Hawaii Refining, LLC (“PHR”), an indirect subsidiary of Par Pacific Holdings, Inc. (the “Company”) wholly-owned by Par Petroleum, LLC, entered into a Topping Unit Purchase Agreement (the “Purchase Agreement”) with IES Downstream, LLC, a Delaware limited liability company (the “Seller”), Eagle Island, LLC, a Delaware limited liability company and wholly owned subsidiary of the Seller (“Eagle”), and, solely for certain purposes specified in the Agreement, the Company. Pursuant to the Purchase Agreement, the Seller, following its announcement to cease its refining operations, agreed to contribute and transfer (the “Transfer”) certain of its refining units (the “Topping Units”) and related assets (the “Transferred Assets”) to Eagle and, following the Transfer, to sell all of the limited liability company interests of Eagle (the “Company Interests”) to PHR (the “Transaction”).

Set forth below are certain material terms of the Purchase Agreement.

Purchase Price. PHR has agreed to purchase the Company Interests for a purchase price equal to $45 million, payable in $30 million in cash at the closing of the Transaction and 860,502 shares (the “Base Shares”) of the Company’s common stock, par value $0.01 (the “Common Stock”). The purchase price will be adjusted by the value of hydrocarbon and certain nonhydrocarbon inventory at the closing, with the adjustment for the nonhydrocarbon inventory to be paid for by the issuance of up to 286,834 shares of Common Stock (the “Nonhydrocarbon Inventory Adjustment Shares” and, together with the Base Shares, the “Shares”), and for certain prorated expenses related to the ownership of the Topping Units and the Transferred Assets.

Closing Conditions. The closing of the Transaction is subject to certain closing conditions, including, among other things, (i) that no material adverse effect has occurred on the Topping Units or Transferred Assets since the Execution Date, and (ii) that the Seller has completed the separation of the refining units that it is retaining from the Topping Units. The closing of the Transaction will take place no later than the second business day following the satisfaction or waiver of the closing conditions contained in the Purchase Agreement, or on such other date to which the Seller and PHR may mutually agree, provided that, either the Seller or PHR may elect to terminate the Purchase Agreement if the closing shall not have occurred on or before February 22, 2019, provided that such terminating party is not then in material breach of the Purchase Agreement or whose breach is the primary cause of the failure to close.

Representations, Warranties and Covenants. The Purchase Agreement contains customary representations, warranties and covenants for a transaction of this type. The Purchase Agreement also contains certain covenants with respect to the period of time between the Execution Date and the closing of the Transaction.

Indemnification. The Seller and PHR have generally agreed to indemnify each other for breaches of the representations, warranties and covenants contained in the Purchase Agreement, subject to certain survival period limitations, deductibles, caps and mini-baskets. In addition, the Seller has agreed to indemnify PHR for certain excluded liabilities and PHR has agreed to indemnify the Seller for certain assumed liabilities.

Ancillary Agreements. In connection with the closing of the Transaction, the Seller and PHR and their respective affiliates will enter into a number of ancillary agreements, including a long-term agreement pursuant to which PHR will utilize the Seller’s retained logistics assets for the storage and throughput of crude oil and related products necessary for the operation of the Topping Units and the Transferred Assets.

Item 3.02	Unresgistered Sales of Equity Securities

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the issuance of the Base Shares and the Nonhydrocarbon Inventory Adjustment Shares to Seller pursuant to the terms of the Purchase Agreement is incorporated by reference into this Item 3.02. No finders’ fees or commissions will be paid to any party in connection with the issuance of the Shares. The Shares will be issued by the Company in a private placement transaction in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 7.01.	Regulation FD Disclosure.

On the Execution Date, the Company issued a news release announcing the entry into the Purchase Agreement. The news release is filed as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

On the Execution Date, the Company posted a presentation regarding the Transaction on the “Investor Relations” section of its website at www.parpacific.com. Information on the Company’s website or any other website is not incorporated by reference in this Current Report on Form 8-K and does not constitute a part of this Current Report on Form 8-K. The presentation materials are attached hereto as Exhibit 99.2 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, includes certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including, without limitation, statements with respect to the Transaction, the anticipated synergies and other benefits of the Transaction, the anticipated financial and operating results of the Transaction and the effect on Par Pacific’s cash flows and profitability (including Adjusted EBITDA), and the anticipated effects of the Transaction on Hawaii and the Hawaii economy are forward-looking statements. Additionally, forward looking statements are subject to certain risks, trends, and uncertainties. The Company cannot provide assurances that the assumptions upon which these forward-looking statements are based will prove to have been correct. Should one of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied in any forward-looking statements, and investors are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this Current Report on Form 8-K. The Company does not intend to update or revise any forward-looking statements made herein or any other forward looking statements as a result of new information, future events or otherwise. The Company further expressly disclaims any written or oral statements made by a third party regarding the subject matter of this news release.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	News Release, dated August 29, 2018.

99.2	Presentation dated August 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2018

PAR PACIFIC HOLDINGS, INC.

By:	/s/ J. Matthew Vaughn
J. Matthew Vaughn
Senior Vice President and General Counsel

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